SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2015

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 9, 2015, Walgreens Boots Alliance, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended February 28, 2015. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated in this Item 2.02 by reference.

The information in this Item 2.02, including the exhibit attached hereto, and the information under Item 7.01 below, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On April 8, 2015, the Company’s Board of Directors approved a plan to implement a new restructuring program (the “restructuring program”) as part of an initiative to reduce costs and increase operating efficiencies. The restructuring program implements and builds on the planned three-year, $1.0 billion cost-reduction initiative previously announced by Walgreen Co. on August 6, 2014 and includes a number of elements designed to help the Company to achieve profitable growth through increased cost efficiencies. The Company has identified additional opportunities for cost savings that increase the total expected cost savings of the restructuring program by $500 million to a projected $1.5 billion by the end of fiscal 2017. Significant areas of focus include plans to close approximately 200 stores across the USA; reorganize corporate and field operations; drive operating efficiencies; and streamline information technology and other functions. The actions under the restructuring program focus primarily on the Company’s Retail Pharmacy USA division, and are expected to be substantially completed by the end of fiscal 2017.

The Company currently estimates that it will recognize cumulative pre-tax charges to its GAAP financial results of between $1.6 billion and $1.8 billion, including costs associated with lease obligations and other real estate payments, asset impairments and employee termination and other business transition and exit costs. The Company expects to incur pre-tax charges of between $525 million and $600 million for real estate costs, including lease obligations (net of estimated sublease income), between $650 million and $725 million for asset impairment charges relating primarily to asset write-offs from store closures, information technology, inventory and other non-operational real estate asset write-offs, and between $425 million and $475 million for employee severance and other business transition and exit costs. The Company estimates that approximately 60% of the cumulative pre-tax charges will result in future cash expenditures, primarily related to lease and other real estate payments and employee separation costs.

As the program is implemented, the restructuring charges will be recognized as the costs are incurred over time in accordance with GAAP. The Company intends to treat charges related to the restructuring program as special items impacting comparability of results in its quarterly earnings releases.

The amounts and timing of all estimates are subject to change until finalized. The actual amounts and timing may vary materially based on various factors. See “Cautionary Note Regarding Forward-Looking Statements” below.

Item 2.06.	Material Impairments.

As disclosed in Item 2.05 above, on April 8, 2015, the Board of Directors of the Company approved a restructuring program with non-cash charges associated with asset impairments, relating primarily to store closures, information technology, inventory and other non-operational real estate asset write-offs, estimated to be between $650 million and $725 million. The information set forth in Item 2.05 is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

As described in the press release, Walgreens Boots Alliance, Inc. is also conducting a conference call and webcast regarding results for the quarter ended February 28, 2015. Slides prepared for the purposes of the conference call are available on the Company’s investor relations website at http://investor.walgreensbootsalliance.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release of Walgreens Boots Alliance, Inc. dated April 9, 2015

Cautionary Note Regarding Forward-Looking Statements

Statements in this report that are not historical, including, without limitation, estimates of future financial and operating performance, the expected execution and effect of our business strategy, our cost-savings and growth initiatives and our restructuring activities and the amounts and timing of expected impact, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” ‘guidance,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, those relating to whether the costs associated with our restructuring plan will exceed current forecasts, our ability to realize expected savings and benefits in the amounts and at the times anticipated, the timing of store closings, actual employee severance, asset impairments and other factors affecting inventory value, factors relating to real estate including sale proceeds and the timing and amount of sublease income and other lease expense, changes in management’s assumptions, our ability to achieve anticipated financial results, risks associated with acquisitions, divestitures, joint ventures and strategic investments, adjustments to preliminary purchase accounting determinations, outcomes of legal and regulatory matters, and changes in legislation or regulations. These and other risks, assumptions and uncertainties are described in Item 1A (Risk Factors) of the Walgreen Co. most recent Annual Report on Form 10-K, as amended, which is incorporated herein by reference, and in other documents that Walgreen Co. or Walgreens Boots Alliance, Inc. files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: April 9, 2015	By:	/s/ Jan S. Reed

	Title:	Senior Vice President, General Counsel and Corporate Secretary